Exhibit 99.2

877 - 360 - 8839 | @ZonedProperties Investor Presentation November 2022 | OTCQB: ZDPY OTCQB: ZDPY I November 2022 877 - 360 - 8839 | @ZonedProperties Site Identification Advisory Commercial Brokerage Investment Portfolio Property Technology ® 1 Commercial Real Estate Services for the Regulated Cannabis Industry

877 - 360 - 8839 | @ZonedProperties FORWARD - LOOKING STATEMENTS 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 Safe Harbor Statement This presentation contains forward - looking statements . All statements other than statements of historical facts included in this press release are forward - looking statements . In some cases, forward - looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions . Such forward - looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission . Investors should not place any undue reliance on forward - looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements . Any forward - looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity . The Company assumes no obligation to publicly update or revise these forward - looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward - looking statements, even if new information becomes available in the future . COVID - 19 Statement In March 2020 , the World Health Organization declared COVID - 19 a global pandemic and recommended containment and mitigation measures worldwide . The Company is monitoring this closely, and although operations have not been materially affected by the COVID - 19 outbreak to date, the ultimate duration and severity of the outbreak and its impact on the economic environment and our business is uncertain . Currently, all of the properties in the Company’s portfolio are open to its Significant Tenants and will remain open pursuant to state and local government requirements . The Company did not experience in 2020 or 2021 and does not foresee in 2022 , any material changes to its operations from COVID - 19 . The Company’s tenants are continuing to generate revenue at these properties, and they have continued to make rental payments in full and on time and we believe the tenants’ liquidity position is sufficient to cover its expected rental obligations . Accordingly, while the Company does not anticipate an impact on its operations, it cannot estimate the duration of the pandemic and potential impact on its business if the properties must close or if the tenants are otherwise unable or unwilling to make rental payments . In addition, a severe or prolonged economic downturn could result in a variety of risks to the Company’s business, including weakened demand for its properties and a decreased ability to raise additional capital when needed on acceptable terms, if at all . 2

877 - 360 - 8839 | @ZonedProperties ZONED PROPERTIES, INC. (OTCQB: ZDPY) Our MISSION To provide a full - spectrum of Real Estate Services for the Regulated Cannabis Industry , positioning the Company for Real Estate Investments & Revenue Growth . Our VISION Our VALUES Creating more Prosperous Communities by i ntegrating Legacy Cannabis into our Modern Marketplaces through Real Estate Development Projects. Sophistication , Safety , Sustainability , Stewardship 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 3

877 - 360 - 8839 | @ZonedProperties ZDPY Property Investment Portfolio generating $ 1.83 Million Revenue Annually. Over $30 Million in Lease Revenue remaining through Contracted Lease Term (2040). Triple - Net (NNN) Investment - Grade Leases. Zoned Properties ® (OTCQB: ZDPY) is positioned to deploy Real Estate Capital focused on Highly Regulated Industries that have Premium Return Profiles , but also have Major Barriers to Entry . We have the team & model to unlock this Value . Scalable growth opportunity with Public Company Up - side. 12.2 Million Shares Outstanding | 6+ Years as Public Company: Audited & SEC Reporting. Only $2 Million in Debt (Non - Toxic; Maturity in 2030). Newly Secured $4.5 Million Debt Facility with Banking Relationship. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 ZONED PROPERTIES, INC. (OTCQB: ZDPY) 4

877 - 360 - 8839 | @ZonedProperties THE MARKET LANDSCAPE 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 There are over 40,000 Localities in the USA (Counties, Cities, Townships)* With over $ 15 Trillion worth of Commercial Real Estate ** Sources: * Gov Census 2012, ** NaREIT 2018, *** MJBiz Factbook 2021, **** NCSL 2022 And an emerging Cannabis Industry worth $100 Billion+ dollars of economic impact*** Across 37+ States that have legalized and regulated medical or adult - use cannabis**** 5

877 - 360 - 8839 | @ZonedProperties THE MARKET CHALLENGE 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 How to Fund & Service $BILLIONS in Commercial Real Estate for the Cannabis Industry? Real Estate Investment Trusts (REITs) Real Estate Development Firms (Real Estate Services) Zoned Properties is not currently a REIT , but we play in the same Sandbox and are positioned to explore becoming a REIT. CAPITAL SERVICES 6 ®

THE ZONED PROPERTIES MARKET THESIS

ZONED® PROPERTIES INC

There were approximately **9,500+ Retail Dispensaries** in the U.S. as of **2022***

We estimate there may be as many as **15,000+ Retail Dispensaries** in the U.S. by **2025.**
We believe ***Direct-to-Consumer Real Estate*** is the best **Value Capture.**

With an average of **$2 Million** in Real Estate Capital needed per **Retail Project.**
~60% of these projects will need 3rd Party **Real Estate Capital.**
~95% of these projects will need 3rd Party **Real Estate Services & Expertise.**

We believe **Zoned Properties** is positioned to capture **Market Share** by leveraging our full-spectrum of integrated commercial **Real Estate Services** to fuel a **Robust Pipeline** of **Property Investments & Acquisitions.**

Sources: *Cannabiz Media Database 2022

OTCQB: ZDPY I November 2022 7 877-360-8839 | @ZonedProperties

877 - 360 - 8839 | @ZonedProperties THE ZONED PROPERTIES SOLUTION The best - in - class team at Zoned Properties are experts in cannabis Real Estate Services . We have been sharpening our National Network and Investment Underwriting to best capture our Pipeline of Property Investments & Acquisition opportunities. Zoned Properties can go where others won’t or can’t, leveraging our full - spectrum of Real Estate Services to build a strong Property Investment Portfolio. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 Property Technology powering Real Estate Services fueling our Investment Portfolio Site Identification Advisory Commercial Brokerage Investment Portfolio Property Technology 8

877 - 360 - 8839 | @ZonedProperties 9 OTCQB: ZDPY I November 2022 ~10YEARS OF NATIONAL EXPERIENCE 877-360-8839 | @ZonedPropertiesOTCQB: ZDPY ZONED PROPERTIES CANNABIS EXPERIENCE Site Identification Advisory Commercial Brokerage Investment Portfolio Property Technology

877 - 360 - 8839 | @ZonedProperties THE ZONED PROPERTIES VALUE MODEL 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 Site Identification Advisory Commercial Brokerage Investment Portfolio Property Technology 10 REAL ESTATE SERVICES ACTIVE REVENUE PROPERTY INVESTMENT PORTFOLIO PASSIVE REVENUE We are targeting Service Revenues to FUND THE BUSINESS OPERATIONS & GROWTH We are targeting Portfolio Revenue to FUND FREE CASH FLOW

877 - 360 - 8839 | @ZonedProperties 11 OTCQB: ZDPY I November 2022 PROPERTY TECHNOLOGY (“PROPTECH”) We believe PropTech will become a significant driver of growth in regulated real estate marketplaces, especially the regulated cannabis industry. W e have recently invested, partnered with, and identified a range of PropTech platforms to establish a robust tech - stack for real estate services, including recent investments into Rezone (Zoneomics) and Greenspace Pro (AnamiTech). ADVISORY SERVICES * $ 5 0 0 ,000+ Advisory Services Active Revenue 125+ Cannabis Zoned Properties I dentified Nationally 50+ Advisory Client Project Engagements National Experience. Directly Engaged in 1 2 + State Cannabis Market s COMMERCIAL BROKERAGE * $50 Million + in Deals Closed for Clients and Investors $ 1,00 0,000+ Commercial Brokerage Active Revenue (Arizona Only) 1.5 Million + Square Feet of Active Listing s National Cannabis Brokerage Network Zoned Properties Brokerages open / planned to open in AZ, MS, AL, & FL. *Cumulative Facts/Figures/Data as of September 2022 ZONED PROPERTIES REAL ESTATE SERVICES Property Technology Site Identification Advisory Commercial Brokerage

877 - 360 - 8839 | @ZonedProperties ZONED PROPERTIES INVESTMENT PORTFOLIO 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 * Investment Portfolio Metrics as of September, 2022 ** $1,751,023 (Annual Investment Portfolio NOI) @ 7.0% Cap Rate = $25,014,614 *** $1,751,023 (Annual Investment Portfolio NOI) / $6,183,371 (Rental Properties Net on Balance Sheet) = 28.3% Capitalizatio n R ate 12 INVESTMENT PORTFOLIO * 4 Current Properties in Arizona | 100% Leased $1.83 Million Annual NNN Passive Revenue $30 Million in Contracted Lease Revenue through Lease Term (2040) $25 Million Valuation @ 7% Cap Rate ** $ 2 8.3 % Cap Rate with current Asset Cost B asis *** $4.5 Million Debt Facility Secured to increase Buying Power Dozens of New Properties in Company Underwriting Pipeline 4 New Properties in Company Acquisition Pipeline (1 Under Contract) Focused on National Expansion of Property Investment Portfolio Investment Portfolio

ZONED PROPERTIES INVESTMENT PORTFOLIO

ZONED PROPERTIES INC

Investment Portfolio

Location	Tempe, AZ	Chino Valley, AZ	Green Valley, AZ	Kingman, AZ	
Description	Industrial /Office	Greenhouse/ Nursery	Retail (special use)	Retail (special use)	
Current Use	Cannabis Facility	Cannabis Facility	Cannabis Dispensary	Cannabis Dispensary	
Date Acquired	March 2014	August 2015	October 2014	May 2014	
Lease Start Date	May 2018	May 2018	May 2018	May 2018	
Lease End Date	April 2040	April 2040	April 2040	April 2040	
Total No. of Tenants	1	1	1	1	Portfolio Total
Land Area (Acres)	3.65	47.60	1.33	0.32	52.90
Land Area (Sq. Feet)	158,772	2,072,149	57,769	13,939	2,302,629
Undeveloped Land Area (Sq. Feet)	-	1,782,563	-	6,878	1,789,441
Developed Land Area (Sq. Feet)	158,772	289,586	57,769	7,061	513,188
Total Rentable Building Sq. Ft.	60,000	97,312	1,440	1,497	160,249
Vacant Rentable Sq. Ft.	-	-	-	-	-
Sq. Ft. rented as of September 30, 2022	60,000	97,312	1,440	1,497	160,249
Annual Base Rent (*,**)					
2022 (remainder of year)	$ 152,514	$ 262,743	$ 10,500	$ 12,000	$ 437,757
2023	610,053	1,050,970	42,000	48,000	1,751,023
2024	610,053	1,050,970	42,000	48,000	1,751,023
2025	610,053	1,050,970	42,000	48,000	1,751,023
2026	598,589	1,050,970	42,000	48,000	1,739,559
2027	590,400	1,050,970	42,000	48,000	1,731,370
Thereafter	7,281,600	12,961,958	518,000	592,000	21,353,558
Total	$ 10,453,262	$ 18,479,551	$ 738,500	$ 844,000	$ 30,515,313

(As of September, 2022)

OTCQB: ZDPY I November 2022 13 877-360-8839 | @ZonedProperties

877 - 360 - 8839 | @ZonedProperties ZONED PROPERTIES GROSS REVENUE TREND 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 Site Identification Advisory Commercial Brokerage Investment Portfolio Property Technology 14 $- $1,000,000.00 $2,000,000.00 $3,000,000.00 $4,000,000.00 $5,000,000.00 $6,000,000.00 $7,000,000.00 $8,000,000.00 $9,000,000.00 $10,000,000.00 2018 (Actual) 2019 (Actual) 2020 (Actual) 2021 (Actual) 2022 (Expected) 2023 (Projected) 2024 (Projected) 2025 (Projected) 2026 (Projected) Company Gross Revenue Company Fiscal Year Property Technology Advisory Services Commercial Brokerage Prop Inv. Portfolio TOTAL REVENUE

877 - 360 - 8839 | @ZonedProperties SUMMARY CAPITAL STRUCTURE Book Value (BV) of Total Capital Market Value (MV) of Total Capital * $2.0M of Debt + $6.05M of Stockholders’ Equity = $8.05M BV of Total Capital ** $2.0M of Debt + $7.69M of MV Equity ($0.63/share at 9/30/2022 * 12.2M shares outstanding) = $9.69 MV of Total Capital Total Capital Total Capital Book Value of Equity Total Debt Market Value of Equity Total Debt 79% 21% 75% 25% $8.0M * $9.7M ** (As of September, 2022) *$ in millions 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 15

877 - 360 - 8839 | @ZonedProperties STATEMENT OF OPERATIONS & CASH FLOW Year Nine Months Ended Year Ended 9/30/2022 12/31/2021 12/31/2020 12/31/2019 12/31/2018 Total revenues $2,052,341 $1,820,485 $1,215,442 $1,260,421 $1,236,930 Total operating expenses $2,097,290 $1,775,785 $1,177,709 $1,259,706 $3,198,413 Interest expenses $90,000 $120,000 $120,000 $120,000 - Interest expenses – related parties $600 $1,200 $1,200 $1,200 $121,200 Net loss $(142,087) $(165,819) $(78,338) $(12,281) * ($2,027,278) ** Net cash provided by operating activities $398,311 $489,257 $170,040 $284,914 $359,984 Total common shares outstanding 12,201,548 12,201,548 12,011,548 11,901,548 17,441,552 * Includes $108,204 one - time gain from receipt of utilities rebate. **Includes $1.9 million one - time, non - cash write - off of deferred rent receivable. 877 - 360 - 8839 | @ZonedProperties ( As of September, 2022 ) OTCQB: ZDPY I November 2022 16

877 - 360 - 8839 | @ZonedProperties SUMMARY BALANCE SHEETS As of 9/30/2022 12/31/2021 Cash $842,115 $1,191,940 Rental Properties, Net $6,183,371 $6,441,465 Total Debt $2,000,000 $2,020,000 Total Liabilities $2,588,020 $2,221,558 Total Shareholders’ Equity $6,056,346 $5,915,898 $6,056,346 $2,588,020 $8,644,366 Total Shareholders' Equity Total Liabilities Total Assets 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 ( As of September, 2022 ) 17

877 - 360 - 8839 | @ZonedProperties ZONED PROPERTIES INDUSTRY LEADERSHIP Executive Councils & Memberships 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 A Highly Regulated & EMERGING INDUSTRY “We are building for an industry that does not yet exist. It’s our responsibility to make sure it gets done right.” - Bryan McLaren 18

877 - 360 - 8839 | @ZonedProperties 19 OTCQB: ZDPY I November 2022 Kyle Gere; REALTOR Assoc. Director of Advisory Services Joseph Lewis; REALTOR Managing Broker Patrick Moroney; REALTOR Director of Real Estate Dan Gauthier; JD, REALTOR Chief Legal Officer Berekk Blackwell President & Chief Operating Officer Bryan McLaren; MBA, REALTOR Chairman & Chief Executive Officer ZONED PROPERTIES COMPANY LEADERSHIP

877 - 360 - 8839 | @ZonedProperties TIGHT CAPITAL STRUCTURE 12,201,548 COMMON SHARES (As of November 2022) 2 MILLION SQ. FT. OF PROPERTY OWNERSHIP (No Toxic Debt) ANCILLARY SERVICES CO. NON - PLANT TOUCHING EXECUTIVE MEMBERSHIPS FORBES, USGBC, NCIA, BBB COMMUNITY FOCUSED REGULATED CANNABIS CO. 6+ YEARS AS FULLY AUDITED SEC REPORTING COMPANY 5+ YEARS CASH FLOW POSITIVE FROM OPERATIONS MULTI - STATE EXPERIENCE & PROVEN SUCCESS 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 ZONED PROPERTIES, INC. (OTCQB: ZDPY) 20

877 - 360 - 8839 | @ZonedProperties ZONED PROPERTIES INVESTMENT THESIS 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 21 There may be as many as 15,000+ Retail Dispensaries in the U.S. by 2025 We believe Direct - to - Consumer Real Estate is the major opportunity. We have successfully initiated Capital & Buying Power access through an initial Secured Debt Facility of $4.5 Million with a bank partner. We are exploring additional sources of capital to increase buying power to achieve our scale and growth plans. We have already begun underwriting Property Investments & Acquisitions across the nation, focused on Direct - to - Consumer Real Estate with strong Consumer - Centric Brands & Operators to add to our Tenant Roster. We believe the successful execution on Property Investments & Acquisitions will create meaningful revenue and earnings growth, translating to increasing shareholder value. We believe Zoned Properties is positioned to capture Market Share by leveraging our full - spectrum of integrated commercial Real Estate Services to fuel a Robust Pipeline of Property Investments & Acquisitions.

877 - 360 - 8839 | @ZonedProperties COMPANY CONTACT INFORMATION COMPANY CONTACT Bryan McLaren ; Chairman, CEO, & CFO Zoned Properties, Inc. | Scottsdale, AZ www.ZonedProperties.com | Tel 877.360.8839 | Bryan@ZonedProperties.com 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I November 2022 22